UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

 Filed by the Registrant [x]

 Filed by a Party other than the Registrant [_]

 Check the appropriate box:
 [_]  Preliminary Proxy Statement

 [_]  Confidential, For Use of the
        Commission Only (as permitted
        by Rule 14a-6(e)(2))

 [  ]  Definitive Proxy Statement

 [x]  Definitive Additional Materials

 [_]  Soliciting Material Under Rule 14a-12

EAGLE BULK SHIPPING INC.
 ------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
__________________________________________________________________________ __________
2)   Aggregate number of securities to which transaction applies:
____________________________________________________________________________________

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:
 ____________________________________________________________________________________
5)   Total fee paid:
____________________________________________________________________________________

[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
 ____________________________________________________________________________________
      1) Amount previously paid:
 ____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
 ____________________________________________________________________________________
      3) Filing Party:
 ____________________________________________________________________________________
      4) Date Filed:

*** Exercise Your Right to Vote***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
EAGLE BULK SHIPPING INC.
Meeting Type: Annual
For holders as of: 03/24/09
Date: 05/21/09 Time: 10:00 a.m., EDT
Location: Offices of Seward & Kissel LLP One Battery Park Plaza 20th Floor New York, New York 10004

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions

-- Before You Vote --
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)           BY INTERNET:      www.proxyvote.com
2)           BY TELEPHONE:   1-800-579-1639
3)           BY E-MAIL*:          sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.\
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/07/09.

-- How to Vote --
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
A	Election of Directors — The Board of Directors recommends a vote FOR all the listed nominees.
1.	Nominees:
	01)	Jon Tomasson
	02)	Sophocles N. Zoullas

B	Ratification of Appointment of Independent Registered Public Accounting Firm — The Board of Directors recommends a vote FOR Proposal 2.
2.
The Board has selected the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of Eagle Bulk Shipping Inc. for the fiscal year ending December 31, 2009 and recommends that shareholders vote for ratification of this appointment.

C	Approval of 2009 Equity Incentive Plan — The Board of Directors recommends a vote FOR Proposal 3.
3.	The Board of Directors is seeking shareholder approval to adopt the Company's 2009 Equity Incentive Plan and recommends that shareholders vote to approve this Equity Incentive Plan.

Voting Instructions